UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):    November 12, 2013

NEW WESTERN ENERGY CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Commission File Number: 0-54343

Nevada	26-3640580
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

1140 Spectrum, Irvine, CA 92618
(Address of Principal Executive Offices, Including Zip Code)

(949) 435-0977
(Registrant's Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information may involve known and unknown risks, uncertainties and other factors which may cause New Western Energy Corporation’s (“NWE”) actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe NWE’s future plans, strategies and expectations, are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. Forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections or other expectations included in any forward-looking statements will come to pass. NWE’s actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, NWE undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Section 1-Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

On November 12, 2013, New Western Energy Corporation, a Nevada corporation (the “Company”), issued a 10% Secured Debenture in a private offering (the “Offering”) with one accredited investor (the “Investor”) for a total net proceeds of $1,200,000 (the “Gross Proceeds”).  The securities were sold pursuant to the Securities Purchase Agreement entered into by and among the Company and the Investor (the “Agreement”) and consists of (i) 10% Secured Debenture (the “Debenture”) and (ii) warrants to purchase 7,500,000 million shares of the Company’s common stock, $0.0001 par value per share (the “Common Stock”), which are exercisable at $0.25 per share and expire three years from the date of grant.  The issue amount of the Debenture includes $300,000 previously loaned to the Company that was due and payable on December 31, 2013 (the Old Note”). By issuing the $1,500,000 issue amount, the Company and the Investor have agreed to the extension of the due date of the Old Note to correspond to the Debenture due date of October 31, 2013. The Debenture is secured by future assets that are acquired by the Company with the net proceeds. The net proceeds of the Offering will be used for acquiring oil and gas entities, oil and gas leases, drilling and rework of oil and gas wells and general working capital.  The Agreement contains certain customary representations, warranties and covenants.

All of the foregoing securities were issued in reliance on the exemption from registration contained in Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and/or Rule 506 of Regulation D promulgated thereunder and involved transactions by an issuer not involving any public offering.  This Current Report on Form 8-K (this “Current Report”) does not constitute an offer to sell or the solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful.

The foregoing description of the Debenture, the Warrants and the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such agreements, which are filed as exhibits to this Current Report and are incorporated herein by reference.

On November 15, 2013, the Company issued a press release regarding the completion of the Offering.

Section 2 - Financial Information

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 1.01 of this Current Report is hereby incorporated by reference into this Item 2.03.

Section 3 - Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities

The information set forth under Item 1.01 of this Current Report is hereby incorporated by reference into this Item 3.02.

Section 7- Regulation FD

Item 7.01 Regulation FD Disclosure

On November 15, 2013, New Western Energy Corporation issued a press release announcing the issuance of a 10% Secured Debenture and warrants to one accredited investor for net proceeds in the amount of $1,200,000

A copy of the news release is attached as Exhibit 99.1 hereto and incorporated herein by reference, which is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section.  The information in Exhibit 99.1 shall not be incorporated by reference into any filing under the Exchange Act or the Securities Act, except as expressly set forth by specific reference in such a filing.

This disclosure does not constitute an offer to sell, or the solicitation to buy, any such security.

Section 9 - Financial Statements and Exhibits

Item 9.01             Financial Statements and Exhibits.

(d)	Exhibits

In reviewing the agreements included or incorporated by reference as exhibits to this Current Report, please remember that they are included to provide you with information regarding their terms and are not intended to provide any other factual or disclosure about the Companies or the other parties to the agreements. The agreements may contain representations and warranties by each of the parties to the applicable agreement. These representations and warranties have been made solely for the benefit of the parties to the applicable agreement and:

●	should not in all instances be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate;
●	have been qualified by disclosures that were made to the other party in connection with the negotiation of the applicable agreement, which disclosures are not necessarily reflected in the agreement;
●	may apply standards of materiality in a way that is different from what may be viewed as material to you or other investors; and
●	were made only as of the date of the applicable agreement or such other date or dates as may be specified in the agreement and are subject to more recent developments.

Accordingly, these representations and warranties may not describe the actual state of affairs as of the date they were made or at any other time. Additional information about us may be found elsewhere in this Current Report and in the Company’s other public filings, which are available without charge through the SEC’s website at http://www.sec.gov.

Exhibit No.	Description

4.3	Form of 10% Secured Debenture*
4.4	Form of Common Stock Purchase Warrant*
10.4	Form of Securities Purchase Agreement between the Company and Investor*
99.1	Press release, dated November 15, 2013**

_________________________________

  *  Filed herewith

** Furnished herewith

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

New Western Energy Corporation
Date: November 15, 2013	By:	/s/ Javan Khazali
Javan Khazali President & Chief Executive Officer

Exhibit Index

Exhibit No.	Description

4.3	Form of 10% Secured Debenture
4.4	Form of Common Stock Purchase Warrant
10.4	Form of Securities Purchase Agreement between the Company and an Investor*
99.1	Press release, dated November 15, 2013